UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2020

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)
900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2020, Cigna Corporation (the “Company” or “our”) completed its previously announced offering of $1.5 billion in aggregate principal amount of its 2.400% Senior Notes due 2030 (the “2030 Notes”), $750 million in aggregate principal amount of its 3.200% Senior Notes due 2040 (the “2040 Notes”) and $1.25 billion in aggregate principal amount of its 3.400% Senior Notes due 2050 (together with the 2030 Notes and the 2040 Notes, the “Notes”). The Notes were sold pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-236877).

The terms of the Notes are governed by an Indenture, dated as of September 17, 2018 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 4 to the Base Indenture, dated as of March 16, 2020 (“Supplemental Indenture No. 4”), between the Company and the Trustee. Supplemental Indenture No. 4 with respect to the Notes (including the forms of the Notes) is filed as Exhibit 4.1 hereto.

The foregoing description of Supplemental Indenture No. 4 and the Notes does not purport to be complete and is qualified in its entirety by reference to Supplemental Indenture No. 4 (including the forms of the Notes), which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

As previously announced, the Company intends to use the net proceeds from the $3.5 billion offering of the Notes, together with cash on hand and/or borrowings under its commercial paper facility, to redeem, tender or otherwise retire a similar principal amount of existing indebtedness maturing between 2021 and 2023 and to pay accrued and unpaid interest and related expenses associated therewith.  Specifically, the Company intends to use the proceeds to pay the consideration for the announced tender offers for up to $1.45 billion in aggregate principal amount of outstanding notes with maturities in 2022 and 2023 and to redeem approximately $2.05 billion in aggregate principal amount of outstanding notes with maturities in 2021 as set forth below. The Company intends to use the remaining proceeds not applied to the above transactions, if any, for general corporate purposes.

On March 16, 2020, the Company instructed the Trustee to deliver a notice of full redemption to the holders of the Company’s 3.300% Senior Notes due 2021, 4.750% Senior Notes due 2021 and 4.500% Senior Notes due 2021 (collectively, the “Cigna 2021 Notes”) pursuant to which the Company will redeem the entire $1,561,739,000 aggregate principal amount of the Cigna 2021 Notes outstanding on March 31, 2020 at a redemption price calculated in accordance with the terms and conditions of the indenture governing the Cigna 2021 Notes.

Also, on March 16, 2020, Cigna Holding Company (“CHC”), a wholly-owned subsidiary of the Company,  instructed the Trustee to deliver a notice of full redemption to the holders of CHC’s 4.500% Senior Notes due 2021 (the “CHC 2021 Notes”) pursuant to which CHC will redeem the entire $84,747,000 aggregate principal amount of the CHC 2021 Notes outstanding on March 31, 2020 at a redemption price calculated in accordance with the terms and conditions of the indenture governing the CHC 2021 Notes.

Additionally, on March 16, 2020, Express Scripts Holding Company (“Express Scripts”), a wholly-owned subsidiary of the Company, instructed Wells Fargo Bank, National Association, as trustee, to deliver notices of full redemption to the holders of Express Scripts’ 3.300% Senior Notes due 2021 (the “Express Scripts 3.300% 2021 Notes”) and 4.750% Senior Notes due 2021 (the “Express Scripts 4.750% 2021 Notes”) pursuant to which Express Scripts will redeem the entire $113,225,000 aggregate principal amount of the Express Scripts 3.300% 2021 Notes outstanding on March 31, 2020 at a redemption price calculated in accordance with the terms and conditions of the indenture governing the Express Scripts 3.300% 2021 Notes and the entire $288,702,000 aggregate principal amount of the Express Scripts 4.750% 2021 Notes outstanding on April 15, 2020 at a redemption price calculated in accordance with the terms and conditions of the indenture governing the Express Scripts 4.750% 2021 Notes.

This information under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K (the “Report”), and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the Company’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements relating to our projected adjusted income (loss) from operations outlook for 2020, on a consolidated, per share and segment basis; projected adjusted revenue outlook for 2020; projected adjusted margin outlook for 2020; projected global medical customer growth over year end 2019; projected client retention; projected growth beyond 2020; statements concerning our long-term projected adjusted income (loss) from operations outlook; projected medical care and SG&A expense ratios and medical cost trends; projected adjusted pharmacy scripts; our projected consolidated adjusted tax rate; projected debt to capitalization ratio; projected cash flow from operations; projected interest expense; future financial or operating performance, including our ability to deliver affordable, personalized and innovative solutions for our customers and clients; future growth, business strategy, strategic or operational initiatives, including our organizational efficiency plan; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; strategic transactions, including the merger (the “Merger”) with Express Scripts Holding Company and the sale of our Group Disability and Life business; and other statements regarding the Company’s future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical and pharmacy costs and price effectively; our ability to adapt to changes or trends in an evolving and rapidly changing industry; our ability to effectively differentiate our products and services from those of our competitors and maintain or increase market share; our ability to develop and maintain good relationships with physicians, hospitals, other health care providers, producers, consultants and pharmaceutical manufacturers; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing; the impact of modifications to our operations and processes; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits (including anticipated synergies) of such transactions in full or within the anticipated time frame, including with respect to the Merger and sale of our Group Disability and Life business, as well as our ability to integrate or separate operations, resources and systems; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems and those of our key suppliers or other third parties; the impact of our debt service obligations on the availability of funds for other business purposes; unfavorable industry, economic or political conditions, including foreign currency movements; acts of civil unrest, war, terrorism, natural disasters or pandemics; reinsurance credit risk; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 8.01	Other Events.

A copy of the opinion of Simpson Thacher & Bartlett LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.          Description
4.1	Supplemental Indenture No. 4, dated as of March 16, 2020, between Cigna Corporation and U.S. Bank National Association, as trustee.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION
Date: March 16, 2020	By:	/s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and Chief Financial Officer